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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 27 , 1999


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)
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         Delaware                   333-79091               33-0727357
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


3 Ada Road
Irvine, California                                   92618
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 (Address of Principal                               (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (949) 790-8100
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.             Description
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1                      5.1                     Opinion and Consent of
                                               Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OPTION ONE MORTGAGE
                                    ACCEPTANCE CORPORATION


                                    By:   /s/ William O'Neill
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                                    Name:     William O'Neill
                                    Title:    Senior Vice President

Dated:  October 27, 1999

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                        Description
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1                    5.1                   Opinion and Consent of Counsel

                                  EXHIBIT 5. 1